SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 26, 2017

Interink Plus, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4952 S Rainbow Blvd, Suite 326 Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-824-7047

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Effective December 26, 2017, Duan Fu resigned as Chief Executive Officer, President, Secretary, Treasurer, and Chief Financial Officer of the Company. Mr. Fu remains as a Director of the Company. Mr. Fu’s resignation was not the result of any disagreements with the Company regarding our operations, policies, practices or otherwise. Concurrently, Daniel Gallardo Wagner was appointed by the Board of Directors to the positions of President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer and a Director of the Company.

Daniel Gallardo Wagner - President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer, and Director

Daniel Gallardo Wagner (46) attended Grossmont College in San Diego, California with a major in International Business. Mr. Wagner was involved in the hospitality business for 17 years beginning in San Diego, California 1994. Later he was involved in several resort and restaurant projects in Quintana Roo and Costa Maya, Mexico from 1996 to 2003. In 2003, he relocated to Marbella, Spain, remaining in the hospitality business eight more years. In 2001, Mr. Wagner affiliated with one of the largest part-worn tire supplier in Germany and to date has opened the South American, Caribbean, North African, Spanish and Portuguese markets for the company. In 2015, he also secured exclusive rights to distribute Froz’n alcoholic beverages throughout Spain, Portugal, South America and the United States. Mr. Wagner presently resides in Marbella, Spain.

The Company believes that Mr. Wagner’s educational background and business and operational experience gives him the qualifications and skills to serve in his director and respective officer positions.

Mr. Wagner has not been involved in a transaction with related persons, promoters, or control persons during the Company’s preceding fiscal year.

During the past 10 years, Mr. Wagner has not been involved  in any legal proceeding identified in Item 401(f) of Regulation S-K, including:

1.

Any petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

2.

Any conviction in a criminal proceeding or being named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer insecurities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conductor practice in  connection with such activity;

ii.

Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business regulated by the Commodity Futures Trading Commission, securities, investment, insurance or banking activities, or to be associated with persons engaged in any such activity;

5.

Being found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Being subject to, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.

Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Being subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined  in Section 3(a)(26) of the Exchange Act (15U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interlink Plus, Inc.

/s/ Daniel Gallardo Wagner

Daniel Gallardo Wagner

Chief Executive Officer/President

Date: December 26, 2017

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